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                               SEMI-ANNUAL REPORT









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                             The Thurlow Growth Fund

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                                December 31, 2000

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The Thurlow Growth Fund
================================================================================

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LETTER TO SHAREHOLDERS
February 2001


Dear Fellow Shareholders,


There is no way to sugar-coat this: after an excellent 1999, the year 2000 was one of the worst years in NASDAQ history, and the year 2001 is off to a pretty bad start as well. From the NASDAQ's peak in March 2000 to late February 2001, the NASDAQ has fallen 58%. This is the NASDAQ's greatest peak-to-trough drop ever. As you can see in our list of holdings, we have greatly reduced our current exposure to the equity markets and we are waiting for the investment environment to show some strength before we return to the markets.

Despite our current lack of exposure to the equity markets, we remain extremely bullish longer-term. Our society is going through two major paradigm changes, the arrival of the Information Age, and the birth of the Internet. Because of these changes, we feel that the equity markets will resume their strong upward trajectories once the current excesses are wrung out.

Recent cuts in interest rates are also extremely bullish. Like I wrote in a recent note to shareholders, interest rate cuts always get the stock market to take off, it is just a matter of timing. We are also extremely hopeful regarding the proposed income tax cuts as proposed by the new administration. The last two across-the board tax cuts (President Kennedy's in 1964, and President Reagan's in 1981) achieved remarkable long-term economic growth. If the Bush tax cuts are passed and made retroactive, the withholding from the paychecks of millions of Americans will drop, freeing up billions of dollars for immediate spending.

Rarely has an economy had such encouraging developments as we do at this very moment. These are compelling reasons for bullishness. We thank all Thurlow Growth Fund shareholders for their continued confidence.


                                               Sincerely,

                                               /S/ Thomas F. Thurlow

                                               Thomas F. Thurlow
                                               Fund Manager



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================================================================================
The Thurlow Growth Fund
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                                                         Schedule of Investments
                                                   December 31, 2000 (unaudited)
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--------------------------------------------------------------------------------
 Shares/Principal Amount                             Market Value   % of Assets
--------------------------------------------------------------------------------
 Internet Electronic Commerce
          100 Cacheflow Inc.                                1,706
          200 Purchase Pro.com Inc.                         3,500
                                                     ------------
                                                            5,206         0.13%
 Prepackaged Software
        2,400 Ariba Inc.*                                  10,700
        1,800 Brocade Communications Systems*               9,182
          100 Commerce One Inc.*                            5,063
                                                     ------------
                                                           24,945         0.61%

               Total Common Stocks                         30,151         0.74%

 US GOVERNMENT SECURITIES
      170,000 US Treasury Notes
              5.625% Due 11-30-2002                       171,434
      170,000 US Treasury Notes
              5.875% Due 11-30-2001                       170,319
      170,000 US Treasury Notes
              5.75% Due 11-30-2001                        169,734
                                                     ------------
                                                          511,487         5.90%
 Cash Equivalents
      190,000 Fountain Square Reserves                    190,000         4.65%
                                                     ------------

              Total Investments (Cost - $753,839)         731,638        17.91%

              Other Assets Less Liabilities             3,352,816        82.09%

              Net Assets - Equivalent to $6.50 per      4,084,454       100.00%
              share based on 628,103 shares of
              capital stock outstanding

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The Thurlow Growth Fund
================================================================================
Statement of Assets and Liabilities
  For the six months ended December 31, 2000 (unaudited)
================================================================================
Assets:
     Investment Securities at Market Value                          $   731,638
          (Identified Cost - 753,839)
     Cash                                                             3,278,607
     Receivable from investment securities sold                          10,495
     Other Receivables                                                    7,428
     Receivable from Adviser                                             47,700
     Organizational expenses, net of accumulated amortization             8,586
                                                                    ------------
               Total Assets                                           4,084,454
Liabilities
     Payables:
          Shareholder Distributions                                           -
                                                                    ------------
               Total Liabilities                                              -

Net Assets                                                          $ 4,084,454
Net Assets Consist of:
     Capital Paid In                                                  6,714,208
     Undistributed Net Investment Income                                (94,644)
     Accumulated Realized Gain (Loss) on Investments - Net           (2,512,910)
     Unrealized Appreciation in Value
          of Investments Based on Identified Cost - Net                 (22,201)
                                                                    ------------
Net Assets, for 628,103 Shares Outstanding                          $ 4,084,453
Net Asset Value and Redemption Price
     Per Share ($4,084,454/628,103 shares)                                 6.50
Offering Price Per Share                                                   6.50

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The Thurlow Growth Fund
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 Statement of Operations
         For the six months ended December 31, 2000 (unaudited)


Investment Income:
     Dividends                                                      $         -
     Interest                                                            72,529
                                                                    ------------
          Total Investment Income                                        72,529
Expenses
     Management Fees (Note 2)                                            67,816
     Organizational expenses                                              2,623
                                                                    ------------
          Total Expenses                                                 70,439


Net Investment Income                                               $     2,090

Realized and Unrealized Gain (Loss) on Investments:
     Realized Gain (Loss) on Investments                             (3,226,903)
     Unrealized Gain (Loss) from Appreciation
       (Depreciation) on Investments                                   (802,541)
                                                                    ------------
Net Realized and Unrealized Gain (Loss) on Investments               (4,029,444)

Net Increase (Decrease) in Net Assets from Operations                (4,027,354)

================================================================================
The Thurlow Growth Fund
================================================================================
Statement of Changes in Net Assets (unaudited)

                                                              7/1/00          7/1/99
                                                                to              to
                                                             12/31/00        6/30/00
From Operations:
     Net Investment Income                               $     2,090      $    (96,734)
     Net Realized Gain (Loss) on Investments              (3,226,903)        1,003,920
     Net Unrealized Appreciation (Depreciation)             (802,541)          474,385
                                                         ------------     -------------
     Increase (Decrease) in Net Assets from Operations    (4,027,354)        1,381,571
From Distributions to Shareholders
     Net Investment Income                                (2,410,999)       (1,083,139)
     Net Realized Gain (Loss) from Security Transactions           0                 0
                                                         ------------     -------------
     Net  Increase (Decrease) from Distributions          (2,410,999)       (1,083,139)
From Capital Share Transactions:
     Proceeds From Sale of 271,656 Shares                  5,436,532        16,481,754
     Net Asset Value of 315,570 Shares Issued on
       Reinvestment of Dividends                           2,382,556         1,074,455
     Cost of 375,950 Shares Redeemed                      (6,825,044)      (10,423,505)
                                                         ------------     -------------
                                                             994,044         7,132,704

Net Increase  in Net Assets                               (5,444,309)        7,431,136

Net Assets
     Beginning of Period                                   9,528,763         2,097,627

     End of Period                                       $ 4,084,454      $  9,528,763
                                                         ============     =============

Share Transactions:
     Issued                                                  271,656           695,783
     Reinvested                                              315,570            66,599
     Redeemed                                               (375,950)         (447,256)
                                                         ------------     -------------
Net increase (decrease) in shares                            211,277           315,125
Shares outstanding beginning of period                       416,826           101,701
                                                         ------------     -------------
Shares outstanding end of period                             628,103           416,826
                                                         ============     =============


================================================================================
The Thurlow Growth Fund
================================================================================
Financial Highlights (unaudited)
Selected data for a share outstanding throughout the period:
================================================================================

                                                                        07/01/00    07/01/99    07/01/98    08/08/97
                                                                           to          to          to          to
                                                                        12/31/00    06/30/00    06/30/99    06/30/98
Net Asset Value -
     Beginning of Period                                                $ 22.86     $ 20.63     $  9.09     $ 10.00
Net Investment Income                                                      0.00       (0.59)      (0.17)      (0.07)
Net Gains or Losses on Securities
     (realized and unrealized)                                            (9.82)       9.02       11.71       (0.84)
                                                                        --------    --------    --------    --------
Total from Investment Operations                                          (9.82)       8.43       11.54       (0.91)
Dividends
     (from net investment income)                                          0.00       (6.20)       0.00        0.00
Distributions (from capital gains)                                        (6.54)       0.00        0.00        0.00
Return of Capital                                                          0.00        0.00        0.00        0.00
                                                                        --------    --------    --------    --------
     Total Distributions                                                  (6.54)      (6.20)       0.00        0.00
Net Asset Value -
     End of Period                                                      $  6.50     $ 22.86     $ 20.63     $  9.09

Total Return                                                             (54.27)%     55.61%     126.95%      -9.10%
Ratios/Supplemental Data
   Net Assets - End of Period (Thousands)                                 4,084       9,529       2,098         433
   Ratio of Expenses to Average Net Assets *                               1.98%       1.95%       1.95%       1.95%
   Ratio of Net Income to Average Net Assets *                             0.06%      (1.23)%     (1.24)%     (1.23)%
   Ratio of Net Expenses to Average Net Assets - without fee waiver        1.98%       3.07%      12.85%      39.47%
   Ratio of Net Income to Average Net Assets  - without fee waiver         0.06%      (2.36)%    (12.19)%    (38.75)%
   Portfolio Turnover Rate *                                             332.69%     933.44%    1101.00%     408.62%

* Annualized

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The Thurlow Growth Fund
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NOTES TO THE FINANCIAL STATEMENTS
December 31, 2000 (unaudited)

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1.    ORGANIZATION

     The Thurlow Funds, Inc. (the "Company") was incorporated under the laws of Maryland on April 30, 1997, and is registered as a no-load, open-end, diversified management investment company under the Investment Company Act of 1940. The Company presently consists of one diversified investment portfolio, The Thurlow Growth Fund (the "Fund"). The principal investment objective of the Fund is capital appreciation, with current income as a secondary objective. Thomas F. Thurlow and Thomas N. Thurlow held 10,069 shares of the Fund's capital stock at $10 per share on July 28, 1997. The Fund commenced operations on August 8, 1997.

     The costs incurred in connection with the organization, initial registration and public offering of shares, aggregating $26,399, have been paid by the Fund. These costs are being amortized over the period of benefit, but not to exceed 60 months from the Fund's commencement of operations.

2.    SIGNIFICANT ACCOUNTING POLICIES

     The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of its financial statements. These policies are in conformity with generally accepted accounting principles.

     a) Investment Valuation - Common stocks that are listed on a securities exchange are valued at the last quoted sales price on the day the valuation is made. Price information on listed securities is taken from the exchange where the security is primarily traded. Common stocks which are listed on an exchange but which are not traded on the valuation date are valued at the current bid prices. Unlisted equity securities for which market quotations are readily available and options are valued at the current bid prices. Debt securities which will mature in more than 60 days will be valued at the latest bid prices furnished by an independent pricing service. Short-term instruments with a remaining maturity of 60 days or less are valued at amortized cost, which approximates market value. Other assets and securities for which no quotations are readily available are valued at fair value as determined by the Adviser in accordance with procedures approved by the Board of Directors.

     b) Federal Income Taxes - No provision for federal income taxes or excise taxes has been made since the Fund intends to comply with the provisions of the Internal Revenue Code available to regulated investment companies in the current and future years.

     c) Distributions to Shareholders - Dividends from net investment income are declared and paid annually. Distributions of the Fund's net realized capital gains, if any, will be declared at least annually. No distributions were made during the year.

     d) Use of Estimates - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates.

     e) Other - Investment and shareholder transactions are recorded on the trade date. The fund determines the gain or loss realized from the investment transaction by comparing the original cost of the security lot sold with the net sales proceeds. Dividend income is recognized on the ex-dividend date or as soon as information is available to the Fund, and interest income is recognized on an accrual basis. Generally accepted accounting principles require that permanent financial reporting and tax differences be reclassified to capital stock.

3.    INVESTMENT TRANSACTIONS

     The aggregate purchases of investments and U.S. Government securities, excluding short-term investments, by the Fund for the six months ending December 31, 2000, were $37,168,324 and $51,736 respectively. The aggregate sales of investments and U.S. Government securities, excluding short-term investments, by the Fund for the six months ending December 31, 2000 were $42,768,868 and $0, respectively.

     At December 31, 2000, gross unrealized appreciation and depreciation of investments for tax purposes were as follows:


       Appreciation           $       524
       Depreciation               (22,745)
                             -------------
       Net depreciation on
          investments         $   (22,201)
                             =============

     At December 31, 2000, the cost of investments for federal income tax purposes was $753,839.

4.    INVESTMENT ADVISORY AND OTHER AGREEMENTS

     The Fund has entered into an Investment Advisory Agreement with Thurlow Capital Management, Inc. ("Adviser"). Pursuant to its Investment Advisory Agreement with the Fund, the Adviser is entitled to receive a fee, calculated daily and payable monthly, at the annual rate of 1.25% as applied to the Fund's daily net assets.

     Firstar Trust Company, a Subsidiary of Firstar Corporation, a publicly held bank holding company, served as custodian, transfer agent, administrator and accounting services agent for the Fund through March 31, 1999.

     Mutual Shareholder Services now serves as transfer agent and accounting services agent, Fifth Third Bank serves as custodian and Thurlow Capital Management serves as administrator.

     The Fund has adopted a written plan of distribution (the "Plan") in accordance with Rule 12b-1 under the Investment Company Act of 1940. The Plan authorizes the Fund to make payments in connection with the distribution of shares at an annual rate of up to 0.25% of the Fund's average daily net assets.

     If the aggregate annual operating expenses (excluding interest, taxes, brokerage commissions and other costs incurred in connection with the purchase or sale of portfolio securities, and extraordinary items) exceed 1.95% of the Fund's average daily net assets, the Adviser is obligated to reimburse the Fund for the amount of such excess. Accordingly, for the six months ending December 31, 2000, the Adviser was obligated to reimburse the Fund $47,700. Since December 31, 2000, the advisor receivable has been paid off and is currently -0-.

================================================================================

The Thurlow Growth Fund
================================================================================



                       Investment Adviser & Administrator
                        Thurlow Capital Management, Inc.



                             Dividend Paying Agent,
                         Shareholders' Servicing Agent,
                                 Transfer Agent
                           Mutual Shareholder Services
                           1301 E. 9th St., Suite 1005
                               Cleveland, OH 44114

                                    Custodian
                                Fifth Third Bank
                              Mutual Fund Services
                            38 Fountain Square Plaza
                                    MD 1090E5
                              Cincinnati, OH 45263

                                     Counsel
                                Foley and Lardner
                            777 East Wisconsin Avenue
                            Milwaukee, WI 53202-5367

                              Independent Auditors
                              Baird, Kurtz & Dobson
                          1100 Main Street, Suite 2700
                              Kansas City, MO 64105

                                    Directors
                                Thomas F. Thurlow
                                  Martina Hearn
                                Natasha L. McRee
                             Stephanie E. Rosendahl
                                 R. Clint McRee
                                  Tamara Field
                                 Christine Owens

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